CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I, Christopher R. Ebersole, certify that:

     1.   I have reviewed this Annual Report on Form 10-QSB-A1 of the small business issuer;

     2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

     4.   The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

     a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my                supervision, to ensure that material information relating to the               small business issuer, including its consolidated subsidiaries, is             made known to me by others within those entities, particularly                 during the period in which this report is being prepared;

     b)   evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c)   disclosed in this report any change in the small business issuer's nternal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small               business issuer's fourth fiscal quarter in the case of an annual               report) that has materially affected, or is reasonably likely to               materially affect, the small business issuer's internal control           over financial reporting; and

     5.   The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions);

     a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which

are reasonably likely to adversely affect the small business issuer's          ability to record, process, summarize and report financial    information; and

     b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

     Dated:  5-25-07             Signature: /s/Christopher R. Ebersole

            ---------                       --------------------------

                                            Christopher R. Ebersole

                                            CFO